                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.. 20549

                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:   July 10, 1997

Date of Earliest
  Event Reported: July 10, 1997


                                    MBIA Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Connecticut             1-9583                    06-1185706
        --------------    ------------------------         ------------
        (State of         (Commission File Number)        (IRS Employer
         Incorporation)                                    Identification No.)


   113 King Street, Armonk, New York                         10504
--------------------------------------------------         ----------
(Address of principal executive offices)                   (Zip Code)


                                 (914) 273-4545
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS
          ------------

     On July 10, 1997, the Company announced its plans for primary offerings of one million common shares and $100 million of debentures. The press release making such announcement is filed herewith.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MBIA Inc.
                                         ------------------------
                                              (Registrant)


Date:  July 10, 1997                     By  /s/ Richard L. Weill
       -------------                     ------------------------
                                         Name:  Richard L. Weill
                                         Title: President

MBIA    MBIA INC.                                                 NEWS RELEASE
        113 King Street
        Armonk, NY 10504
        914 273 4545

        Contact:  Michael C. Ballinger                   FOR IMMEDIATE RELEASE
                  (914) 765-3893                         ---------------------


MBIA PLANS EQUITY AND DEBT OFFERINGS
------------------------------------

ARMONK, New York -- July 10, 1997 -- MBIA Inc. (NYSE: MBI), the holding company for MBIA Insurance Corporation, announced today that it plans primary offerings of one million common shares and $100 million of debentures. The underwriters have been granted an option to purchase up to 150,000 additional common shares to cover over-allotments. Proceeds of the offerings will be used to support future needs of the company and for general corporate purposes. The offerings will be made pursuant to a shelf registration statement which MBIA previously filed with the Securities and Exchange Commission.

David H. Elliott, chairman and chief executive officer of MBIA, said, "These offerings will provide the company with additional capital for future growth." In addition, Mr. Elliott said, "MBIA's second quarter results are scheduled to be released on August 5 and operating earnings are expected to be in line with the First Call consensus estimate. We anticipate second quarter gross premiums written to be up approximately 20 percent over the second quarter of last year."

MBIA Inc., through its wholly owned subsidiary, MBIA Insurance Corporation, is the leading insurer of municipal bonds and structured finance transactions. MBIA is also a leading provider of investment management and municipal services to the public sector. MBIA Insurance Corporation has a claims-paying rating of Triple-A from Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Investors Service.